                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 1, 1998


                           BANKERS TRUST CORPORATION
     (Exact name of registrant as specified in its charter)



                               NEW YORK
         (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)            (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code (212) 250-2500

Item 5. Other Events

(A) On September 1, 1998, Bankers Trust Corporation (the "Registrant") announced certain financial information with respect to its 1998 third quarter to date trading results. This Current Report on Form 8-K files the press release which contains certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99.1)    Press Release of the Registrant dated
                    September 1, 1998.

                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              BANKERS TRUST CORPORATION



                         By   /s/ DAVID C. FISHER
                                  DAVID C. FISHER
                                  Controller and Principal
                                  Accounting Officer




September 1, 1998

                    BANKERS TRUST CORPORATION

                FORM 8-K DATED SEPTEMBER 1, 1998

                          EXHIBIT INDEX



Exhibit
Number                     Description of Exhibit

(99.1)              Press Release of the Registrant dated
                    September 1, 1998.